FIRST AMENDMENT
to the
NUCLEAR KEY CONTRIBUTOR
RETENTION PLAN

(As Amended and Restated as of January 1, 2008)

This amendment is made to the Nuclear Key Contributor Retention Plan, as amended and restated effective January 1, 2008 by a document dated December 31, 2008 (the “Plan”).

1.      Article VIII (Death) of the Plan is hereby amended in its entirety to read as follows:

“ARTICLE VIII

Death

8.1           In the event a Participant dies prior to the complete payment of the Participant’s vested Fund Units, the amount owing to the Participant shall be divided among and paid to the beneficiary or beneficiaries designated by the Participant pursuant to the terms of the American Electric Power System Supplemental Retirement Savings Plan, as amended from time to time (the “SRSP”).”

2.      In all other respects, the terms of the Plan are ratified and confirmed

    American Electric Power Service Corporation has caused this First Amendment to the Nuclear Key Contributor Retention Plan to be signed as of this 11 day of November, 2011.

AMERICAN ELECTRIC POWER SERVICE CORPORATION

By /s/ Andrew R. Carlin
Andrew R. Carlin, Director-Compensation and Executive Benefits